                                                                    EXHIBIT 10.1


                                                                  Conformed Copy

================================================================================

                                    364-Day

                               CREDIT AGREEMENT

                                  dated as of

                               January 27, 1999


                                     among


                             ARCH CHEMICALS, INC.,
                               OLIN CORPORATION,

                           The Lenders Party Hereto,

                        BANK OF AMERICA NATIONAL TRUST
                AND SAVINGS ASSOCIATION, as Syndication Agent,

                  WACHOVIA BANK, N.A., as Documentation Agent


                                      and


                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent

                          ___________________________

                            CHASE SECURITIES INC.,
                                  as Arranger

================================================================================

                               TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
                                   ARTICLE I
                                  Definitions

SECTION 1.01    Defined Terms...................................................     1
SECTION 1.02    Classification of Loans and Borrowings..........................    22
SECTION 1.03    Terms Generally.................................................    22
SECTION 1.04    Accounting Terms; GAAP..........................................    23

                                  ARTICLE II
                                  The Credits

SECTION 2.01    Commitments.....................................................    23
SECTION 2.02    Loans and Borrowings............................................    23
SECTION 2.03    Requests for Revolving Borrowings...............................    24
SECTION 2.04    Competitive Bid Procedure.......................................    25
SECTION 2.05    Funding of Borrowings...........................................    27
SECTION 2.06    Interest Elections..............................................    28
SECTION 2.07    Termination and Reduction of Commitments........................    29
SECTION 2.08    Repayment of Loans; Evidence of Debt............................    30
SECTION 2.09    Prepayment of Loans.............................................    31
SECTION 2.10    Fees............................................................    31
SECTION 2.11    Interest........................................................    32
SECTION 2.12    Alternate Rate of Interest......................................    33
SECTION 2.13    Increased Costs.................................................    34
SECTION 2.14    Break Funding Payments..........................................    35
SECTION 2.15    Taxes...........................................................    35
SECTION 2.16    Payments Generally; Pro Rata Treatment; Sharing of Set-offs.....    37
SECTION 2.17    Mitigation Obligations; Replacement of Lenders..................    39
SECTION 2.18    Extension of Commitments........................................    39

                                  ARTICLE III
                        Representations and Warranties

SECTION 3.01    Organization; Powers............................................    40
SECTION 3.02    Authorization; Enforceability...................................    40
SECTION 3.03    Governmental Approvals; No Conflicts............................    41
SECTION 3.04    Financial Condition; No Material Adverse Change.................    41
SECTION 3.05    Properties......................................................    42
SECTION 3.06    Litigation and Environmental Matters............................    42
SECTION 3.07    Compliance with Laws and Agreements.............................    42

                                                                                   Page
                                                                                   ----
SECTION 3.08    Investment and Holding Company Status...........................    43
SECTION 3.09    Taxes...........................................................    43
SECTION 3.10    ERISA...........................................................    43
SECTION 3.11    Disclosure......................................................    43
SECTION 3.12    Year 2000.......................................................    44
SECTION 3.13    No Default......................................................    44
SECTION 3.14    Federal Regulations.............................................    44
SECTION 3.15    Labor Matters...................................................    44
SECTION 3.16    Options.........................................................    44
SECTION 3.17    Insurance.......................................................    44

                                  ARTICLE IV
                                  Conditions

SECTION 4.01    Loans to Olin...................................................    45
SECTION 4.02    Loans to the Company............................................    46
SECTION 4.03    Each Credit Event...............................................    47

                                   ARTICLE V
                             Affirmative Covenants

SECTION 5.01    Financial Statements; Ratings Change and Other Information......    47
SECTION 5.02    Notices of Material Events......................................    49
SECTION 5.03    Existence; Conduct of Business..................................    50
SECTION 5.04    Payment of Obligations..........................................    50
SECTION 5.05    Maintenance of Properties; Insurance............................    50
SECTION 5.06    Books and Records; Inspection Rights............................    50
SECTION 5.07    Compliance with Laws............................................    51
SECTION 5.08    Use of Proceeds.................................................    51
SECTION 5.09    Environmental Laws..............................................    51

                                  ARTICLE VI
                              Negative Covenants

SECTION 6.01    Indebtedness....................................................    51
SECTION 6.02    Liens...........................................................    52
SECTION 6.03    Fundamental Changes.............................................    53
SECTION 6.04    Hedging Agreements..............................................    53
SECTION 6.05    Restricted Payments.............................................    53
SECTION 6.06    Transactions with Affiliates....................................    54
SECTION 6.07    Disposition of Property.........................................    54

                                                                                   Page
                                                                                   ----
SECTION 6.08    Payments and Modifications of Certain Debt Instruments...........   55
SECTION 6.09    Sales and Leasebacks.............................................   55
SECTION 6.10    Changes in Fiscal Periods........................................   55
SECTION 6.11    Lines of Business................................................   55
SECTION 6.12    Financial Covenants..............................................   55
SECTION 6.13    Olin Affirmative and Negative Covenants..........................   55

                                  ARTICLE VII
                               Events of Default.................................   56

                                 ARTICLE VIII
         The Administrative Agent, Syndication Agent and Documentation Agent.....   58

                                  ARTICLE IX
                                 Miscellaneous

SECTION 9.01    Notices..........................................................   61
SECTION 9.02    Waivers; Amendments..............................................   62
SECTION 9.03    Expenses; Indemnity; Damage Waiver...............................   63
SECTION 9.04    Successors and Assigns...........................................   64
SECTION 9.05    Survival.........................................................   67
SECTION 9.06    Counterparts; Integration; Effectiveness.........................   68
SECTION 9.07    Severability.....................................................   68
SECTION 9.08    Right of Setoff..................................................   68
SECTION 9.09    Governing Law; Jurisdiction; Consent to Service of Process.......   68
SECTION 9.10    WAIVER OF JURY TRIAL.............................................   69
SECTION 9.11    Headings.........................................................   69
SECTION 9.12    Confidentiality..................................................   70
SECTION 9.13    Interest Rate Limitation.........................................   70

SCHEDULES:
---------
Schedule 2.01 -- Commitments
Schedule 3.06 -- Disclosed Matters
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens

EXHIBITS:
--------
Exhibit A -- Form of Assignment and Acceptance
Exhibit B -- Form of Opinion of Borrower's Counsel
Exhibit C -- Form of Extension Agreement
Exhibit D -- Olin Credit Agreement Affirmative Covenants, Negative Covenants
             and Defined Terms

          CREDIT AGREEMENT dated as of January 27, 1999, among ARCH CHEMICALS, INC., a Virginia corporation ("Arch" or the "Company"), OLIN CORPORATION, a
                               ----          -------
Virginia corporation ("Olin"), the LENDERS party hereto, BANK OF AMERICA,
                       ----
NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent, WACHOVIA BANK OF GEORGIA, N.A., as Documentation Agent and THE CHASE MANHATTAN BANK, as Administrative Agent.

          WHEREAS, the Company and Olin desire to establish a 364-day revolving credit facility in the amount of $125,000,000 as provided herein;

          WHEREAS, Olin will effect the Spin-Off, pursuant to which substantially all of the specialty chemicals businesses of Olin and its subsidiaries will be transferred to the Company and 100% of the shares of capital stock of the Company will be distributed to the owners of Olin's common stock;

          WHEREAS, effective upon the consummation of the Company Closing, the Company will assume all of the obligations of Olin hereunder and Olin will be released from such obligations;

          WHEREAS, after the Company Closing Date, the Company will use funds available under this facility for its general corporate purposes in the ordinary course of business; and

          WHEREAS, on the terms and conditions provided herein, the Lenders are willing to (i) release Olin from its obligations hereunder upon the assumption of such obligations by the Company on the Company Closing Date and (ii) make Loans to the Company from time to time after the Company Closing Date;

          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I
                                  Definitions
                                  -----------

          SECTION 1.01   Defined Terms. As used in this Agreement, the following
                         -------------
terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Accounts Receivable" means presently existing and hereafter arising
           -------------------
or acquired accounts receivable, notes, drafts, acceptances, general intangibles, choses in action and other forms of obligations and receivables relating in any way to inventory or arising from the sale of inventory or the rendering of services or howsoever otherwise arising, and assets relating thereto, including all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and all other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable, and including the right to payment of any interest or finance charges, sales tax, returned checks or late charges or other obligations with respect thereto and all proceeds of insurance with respect thereto, and all books, customer lists, ledgers, records and files (whether written or stored electronically) relating to any of the foregoing.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Agents" means, collectively, the Administrative Agent, the
           ------
Documentation Agent and the Syndication Agent.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------
percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means, with respect to any ABR Loan, or Eurodollar
           ---------------
Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, for any day (i) prior to a Ratings Event, the applicable rate per annum set forth below:

========================================================================================================
 Consolidated Leverage
 --------------------
         Ratio                                    ABR Spread     Eurodollar Spread   Facility Fee Rate
         -----                                    -----------    ------------------  -----------------
--------------------------------------------------------------------------------------------------------
less than equal to 0.5                              0.0%             0.475 %             0.150 %
--------------------------------------------------------------------------------------------------------
greater than 0.5 and less than equal to 1.5         0.0%             0.575 %             0.175 %
--------------------------------------------------------------------------------------------------------
greater than  1.5 and less than equal to  2.5       0.0%             0.675 %             0.200 %
--------------------------------------------------------------------------------------------------------
greater than  2.5                                   0.0%             1.000 %             0.250 %
========================================================================================================


provided that, for purposes of the foregoing, changes in the Applicable Rate
-------- ----
resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered
                  ---------------
to the Lenders pursuant to Section 5.01 (but in any event, not later than the 45/th/ day after the end of each of the first three quarterly periods of each fiscal year or the 90/th/ day after the end of each fiscal year, as the case may
be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 2.5 to 1.0. In addition, at any time prior to the receipt of the first financial statements to be delivered pursuant to Section 5.01(a), the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 0.5 and less than or equal to 1.5 to 1.0, and at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 2.5 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of Consolidated Total Debt, as at the end of) the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements; and

(ii) at all times on and after a Ratings Event, the applicable rate per annum set forth below:

================================================================================
     Senior Unsecured
        Debt Rating         ABR Spread   Eurodollar Spread   Facility Fee Rate
        -----------         -----------  ------------------  ------------------
--------------------------------------------------------------------------------
A/A3                          0.0%              0.375%              0.125%
--------------------------------------------------------------------------------
BBB+/Baa1                     0.0%              0.475%              0.150%
--------------------------------------------------------------------------------
BBB/Baa2                      0.0%              0.575%              0.175%
--------------------------------------------------------------------------------
BBB-/Baa3                     0.0%              0.675%              0.200%
--------------------------------------------------------------------------------
less than BBB-/Baa3           0.0%              1.000%              0.250%
================================================================================

; provided, that, for purposes of the foregoing, (i) if either Moody's or S&P
B  --------  ----
shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Rate shall be determined based on the rating for the Index Debt by the other such agency, (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more categories lower than the other, in which case the Applicable Rate shall be determined by reference to the category next below that of the higher of the two ratings; (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to Section 5.01(f) hereof or otherwise and (iv) if at any time after a Ratings Event, neither Moody's or S&P shall have in effect a rating for the Index Debt, then the Applicable Rate shall be determined on the basis of the table set forth in clause (i) above. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

          "Assessment Rate" means, for any day, the annual assessment rate in
           ---------------
effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a
                                             --------
result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Availability Period" means the period from and including the Company
           -------------------
Closing Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

          "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate
           ------------
multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means (i) at all times prior to the Company Closing Date,
           --------
Olin, and (ii) at all times on and after the Company Closing Date, the Company.

          "Borrowing" means (a) Revolving Loans of the same Type, made,
           ---------
converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect or (c) a Swingline Loan.

          "Borrowing Request" means a request by the Borrower for a Revolving
           -----------------
Borrowing in accordance with Section 2.03.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" of any Person means any capital stock or other equity
           -------------
interests of such Person, regardless of class or designation, and all warrants, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 51% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Competitive Loans or Swingline Loans.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Commitment" means, with respect to each Lender, the commitment of
           ----------
such Lender to make Revolving Loans, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $125,000,000.

          "Company Closing" means the satisfaction of the conditions specified
           ---------------
in Section 4.02.

          "Company Closing Date" means the date after the Olin Closing Date on
           --------------------
which all of the conditions specified in Section 4.02 have been satisfied.

          "Competitive Bid" means an offer by a Lender to make a Competitive
           ---------------
Loan in accordance with Section 2.04.

          "Competitive Bid Rate" means, with respect to any Competitive Bid, the
           --------------------
Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

          "Competitive Bid Request" means a request by the Borrower for
           -----------------------
Competitive Bids in accordance with Section 2.04.

          "Competitive Loan" means a Loan made pursuant to Section 2.04.
           ----------------

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
for such period plus, without duplication and to the extent reflected as a
                ----
charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount with respect to Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), and (f) any other non-cash charges, and minus, to the extent included in the
                                        -----
statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of the Consolidated Leverage Ratio or Consolidated Interest Coverage Ratio, if during such Reference Period the Borrower or any Subsidiary shall have made a Permitted Acquisition or refinanced any Indebtedness, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto
                                                       --- -----
and any Indebtedness incurred, assumed or refinanced in connection therewith as if such Permitted Acquisition or refinancing occurred and such Indebtedness had been incurred, assumed or refinanced on the first day of such Reference Period.

          "Consolidated Interest Coverage Ratio" means for any period, the ratio
           ------------------------------------
of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period; provided that interest on an aggregate principal amount of the
                 -------- ----
Louisiana IDB not to exceed $1,000,000 shall for all purposes of calculating the Consolidated Interest Coverage Ratio be excluded from Consolidated Interest Expense.

          "Consolidated Interest Expense" means, for any period, total interest
           -----------------------------
expense (including that attributable to capitalized lease obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including all commission, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedging Agreements in respect of such Indebtedness to the extent such net costs are allocable to such period in accordance with GAAP). For the purposes of calculating Consolidated Interest Expense for any Reference Period pursuant to any determination of the Consolidated Interest Coverage Ratio, if during such Reference Period the Borrower or any Subsidiary shall have made a Permitted Acquisition or refinanced any Indebtedness, Consolidated Interest Expense for such Reference Period shall be calculated after giving pro forma effect thereto and any Indebtedness
                           --- -----
incurred, assumed or refinanced in connection therewith as if such Permitted Acquisition or refinancing occurred and such Indebtedness had been incurred, assumed or refinanced on the first day of such Reference Period.

          "Consolidated Leverage Ratio" means, as at the last day of any period,
           ---------------------------
the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period; provided that (i) the Louisiana IDB in an aggregate principal
                 -------- ----
amount not to exceed $1,000,000 shall for all purposes of calculating the Consolidated Leverage Ratio be excluded from Consolidated Total Debt and (ii) for purposes of calculating the Applicable Rate, the Consolidated Leverage Ratio shall at all times be calculated with respect to the Company and its Subsidiaries.

          "Consolidated Net Income" means, for any period, the consolidated net
           -----------------------
income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                            --------
excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or any law applicable to such Subsidiary.

          "Consolidated Total Debt" means, at any date, the aggregate principal
           -----------------------
amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Credit Events" means the execution, delivery and performance by the
           -------------
Borrower of this Agreement, the borrowing of Loans and the use of the proceeds thereof.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "Disposition" means with respect to any property, any sale, lease,
           -----------
sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.
                     -------       -----------

          "Distribution" means the distribution by Olin of 100% of the
           ------------
outstanding common stock of the Company to Olin's shareholders.

          "Distribution Agreement" means the Distribution Agreement to be dated
           ----------------------
on or about February 8, 1999 between Olin and Arch, substantially in the form of
Exhibit 2 to the Form 10.

          "Documentation Agent" means Wachovia Bank of Georgia, N.A., in its
           -------------------
capacity as documentation agent for the Lenders hereunder.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 (with respect to Olin) or 4.02 (with respect to the Company), as applicable, are satisfied (or waived in accordance with Section 9.02).

          "Environmental Claim" means any notice of violation, claim, suit,
           -------------------
demand, abatement order or other order or direction (conditional or otherwise) by any Governmental Authority or any Person for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, human health, or natural resources, or for fines, penalties, restrictions or injunctive relief resulting from or based upon (a) the occurrence or existence of a Release or substantial threat of a material Release (whether sudden or non-sudden or accidental or non-accidental) of, or exposure to, any Hazardous

Materials in, into or onto the environment at, in, by, from or related to any real estate owned, leased or operated at any time by Borrower or any of its Subsidiaries (the "Premises"), (b) the use, handling, generation,
                   --------
transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of any Premises, or (c) the violation, or alleged violation, of any Environmental Law connected with Borrower's operations or any Premises.

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Environmental Lien" means a Lien in favor of any Governmental
           ------------------
Authority for (i) any liability under Environmental Laws or regulations, or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of Hazardous Materials into the environment.

          "Environmental Permits" means all permits, licenses, certificates,
           ---------------------
registrations and approvals of Governmental Authorities required by Environmental Laws and necessary for the business of Borrower or a Subsidiary of Borrower.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or, in the case of a Competitive Loan, the LIBO Rate).

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Five-Year Facility" means the Credit Agreement dated as of the date
           ------------------
hereof among Olin, the Company, the lenders and agents from time to time party thereto and The Chase Manhattan Bank, as administrative agent, as the same may be amended, restated, modified or otherwise supplemented from time to time.

          "Fixed Rate" means, with respect to any Competitive Loan (other than a
           ----------
Eurodollar Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

          "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed
           ---------------
Rate.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Form 10" means the Form 10 of the Company filed with the Securities
           -------
and Exchange Commission on January 21, 1999.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall
                                         --------
not include endorsements for collection or deposit in the ordinary course of business.

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, in each case to the extent regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obliga tions of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Index Debt" means senior, unsecured, long-term indebtedness for
           ----------
borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.

          "Information Memorandum" means the Confidential Information
           ----------------------
Memorandum dated December 1998 relating to the Borrower and the Transactions.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing in accordance with Section 2.08.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the
           ---------------------
last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

          "Interest Period" means (a) with respect to any Eurodollar Borrowing,
           ---------------
the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any
                                                     --------
Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means, collectively, this Agreement, and all other
           --------------
agreements, instruments and documents executed in connection herewith and therewith, in each case as the same may be amended, restated, modified or otherwise supplemented from time to time.

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Louisiana IDB" means the Industrial Development Board of the Parish
           -------------
of Calcasieu, Inc. (Louisiana) 6% Industrial Development Revenue Bonds (Olin Corporation Project) due March 1, 2008.

          "Margin" means, with respect to any Competitive Loan bearing interest
           ------
at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, property or financial condition, of the Borrower and the Subsidiaries taken as a whole or (b) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Lenders or the Administrative Agent thereunder.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Maturity Date" means the earlier of (i) January 26, 2000 (or as
           -------------
extended pursuant to Section 2.18) and (ii) February 28, 1999 if the Company Closing Date has not occurred as of such date.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means the gross proceeds received by or on behalf of
           ------------
the Borrower or any of its Subsidiaries in respect of any Prepayment Event, less
                                                                            ----
the sum of, without duplication, (i) all taxes (other than income taxes) payable by the Borrower or any of its Subsidiaries in connection with such Prepayment Event and the Borrower's good faith estimate of income taxes payable in connection therewith, (ii) the amount of any reserves established in accordance with GAAP against any liabilities associated with the asset Disposed of; provided that any subsequent reduction in such reserves (other than in
-------- ----
connection with the payment of any such liability) shall be deemed to be Net Proceeds of a Prepayment Event occurring on the date of such reduction, (iii) the amount of any Indebtedness secured by the asset Disposed of and required to be, and in fact, repaid with the proceeds of such Disposition and (iv) reasonable and customary fees, commissions and expenses and other costs paid by the Borrower or any of its Subsidiaries in connection with such Disposition.

          "Olin Closing Date" means the date on which all of the conditions
           -----------------
specified in Section 4.01 have been satisfied.

          "Olin Credit Agreement" means the Credit Agreement dated as of
           ---------------------
September 30, 1993 among Olin and the lenders party thereto, as in effect on the date hereof and without giving effect to any extension, restatement, amendment, modification or supplement thereof or waiver or consent with respect thereto dated after the date hereof.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Permitted Accounts Receivable Securitization" means one or more
           --------------------------------------------
receivables financing programs providing for (i) the sale or contribution of Accounts Receivable by the Borrower or its Subsidiaries to a Receivables Subsidiary in a transaction or series of transactions purporting to be sales (and treated as sales for GAAP purposes), and (ii) the sale, transfer, conveyance, lien or pledge of, or granting a security interest in, such Accounts Receivables by such Receivables Subsidiary to any other Person, in each case, without recourse to the Borrower and its Subsidiaries (other than the Receivables Subsidiaries).

          "Permitted Acquisition" means, any acquisition by the Borrower or any
           ---------------------
of its Subsidiaries of all of the capital stock of, or all or a substantial part of the assets of, or of a business unit (including a complete product line) or division of, any Person; provided that (a) the Administrative Agent shall have
                         --------
been given at least five Business Days' advance written notice of such acquisition, (b) the Borrower shall be in compliance, on a pro forma basis after
                                                           --- -----
giving effect to such acquisition, with the covenants contained in Section 6.12, in each case recomputed as at the last day of the most recently ended Reference Period of the Borrower for which the relevant information is available as if such acquisition had occurred on the first day of each relevant period for testing such compliance, (c) no Default or Event of Default shall have occurred and be continuing, or would occur after giving effect to such acquisition, (d) substantially all of such property acquired shall constitute assets of the type historically used in the business conducted by the Borrower on the date hereof or reasonable extensions thereof, and (e) any such acquisition for consideration in excess of $10,000,000 shall have been approved by the Board of Directors or comparable governing body of the relevant Person.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, and to secure letters of credit in respect thereof, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan"  means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prepayment Event" means, in any fiscal year of the Borrower, any
           ----------------
Disposition by the Borrower or any of its Subsidiaries of any assets pursuant to
Section 6.07(f) the fair market value of which singly, or when aggregated with all such Dispositions by the Borrower or any of its Subsidiaries during such fiscal year, exceeds $50,000,000, but only to the extent that the Net Proceeds thereof in excess of $50,000,000 are not used within 365 days of the relevant Disposition to (i) acquire assets related to those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto or (ii) repay the Loans hereunder or under the Five-Year Credit Facility.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Ratings Event" the date upon which the Company's Index Debt shall
           -------------
have been rated by either S&P or Moody's.

          "Receivables Subsidiary"  means any special purpose, bankruptcy remote
           ----------------------
wholly-owned subsidiary of the Borrower formed for the sole and exclusive purpose of engaging in activities in connection with the financing of Accounts Receivable in connection with and pursuant to a Permitted Accounts Receivable Securitization.

          "Reference Period" means any period of four consecutive fiscal
           ----------------
quarters.

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Regulations" means all Regulations of the Board as in effect from
           -----------
time to time.

          "Regulation U" means Regulation U of the Board as in effect from time
           ------------
to time.

          "Regulation X" means Regulation X of the Board as in effect from time
           ------------
to time.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Release" means release, spill, emission, leaking, pumping, pouring,
           -------
emptying, dumping, injection, deposit, disposal, discharge, dispersal, escape, leaching, or migration into the indoor or outdoor environment or into or out of any property of Borrower or its Subsidiaries, or at any other location to which Borrower or any Subsidiary has transported or arranged for the transportation of any Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property of Borrower or its Subsidiaries or at any other location, including any location to which Borrower or any Subsidiary has transported or arranged for the transportation of any Hazardous Materials.

          "Remedial Action" means actions required to (i) clean up, remove,
           ---------------
treat or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize the Release or substantial threat of a material Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial or post-remedial studies and investigations and post-remedial monitoring and care.

          "Required Lenders" means, at any time, Lenders having Revolving Credit
           ----------------
Exposures and unused Commitments representing at least 51% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided
                                                                      --------
that, for purposes of declaring the Loans to be due and payable pursuant to
Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

          "Responsible Officer" means the chief executive officer, president any
           -------------------
vice-president or any Financial Officer of the Borrower.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

          "Revolving Credit Exposure" means, with respect to any Lender at any
           -------------------------
time, the sum of the outstanding principal amount of such Lender's Revolving Loans at such time.

          "Revolving Loan" means a Loan made pursuant to Section 2.03.
           --------------

          "S&P" means Standard & Poor's Ratings Group.
           ---

          "Spin-Off" means the transfer of substantially all of the specialty
           --------
chemical businesses of Olin and its Subsidiaries to the Company and the Distribution, substantially in the manner described in the Form 10.

          "Spin-Off Documents" means, collectively, the Distribution Agreement
           ------------------
and all "Ancillary Agreements" (as such term is defined in the Distribution Agreement).

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regula tion D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Indebtedness" means all Indebtedness of the Borrower for
           -------------------------
money borrowed of which all payments thereunder are subordinate and junior in right of payment to the prior payment in full in cash of all obligations now or hereafter existing under this Agreement and the Five-Year Facility.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Con trolled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Syndication Agent" means Bank of America, National Trust and Savings
           -----------------
Association, in its capacity as syndication agent for the Lenders hereunder.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Three-Month Secondary CD Rate" means, for any day, the secondary
           -----------------------------
market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

          "Transactions" shall mean and include each of the Credit Events
           ------------
occurring on the Olin Closing Date and the Company Closing Date and the Spin-
Off.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02    Classification of Loans and Borrowings. For purposes
                          --------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ---
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ---
(e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and
 ---
referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a
                      ---                                        ---
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving
                                              ---
Borrowing").

          SECTION 1.03    Terms Generally. The definitions of terms herein shall
                          ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04    Accounting Terms; GAAP.  Except as otherwise expressly
                          ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II
                                  The Credits
                                  -----------

          SECTION 2.01    Commitments. Subject to the terms and conditions set
                          -----------
forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

          SECTION 2.02       Loans and Borrowings.
                             --------------------

          (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of
                           --------
the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.14, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans or Fixed Rate Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation
      --------
of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is
--------
equal to the entire unused balance of the total Commitments. Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any
                                           --------
time be more than a total of ten (10) Eurodollar Revolving Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03    Requests for Revolving Borrowings. To request a
                          ---------------------------------
Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i)   the aggregate amount of the requested Borrowing;

          (ii)  the date of such Borrowing, which shall be a Business Day;

          (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

          If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04    Competitive Bid Procedure.
                          -------------------------

          (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Revolving Credit
                          --------
Exposures plus the aggregate principal
amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that the Borrower may submit
                                           --------
up to (but not more than) three Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

          (i)    the aggregate amount of the requested Borrowing;

          (ii)   the date of such Borrowing, which shall be a Business
     Day;

          (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

          (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.05.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

          (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable.

Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make,
(ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

          (c) The Administrative Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

          (d) Subject only to the provisions of this paragraph, the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to
                              --------
give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if
                                                      ----------------
a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.

          (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

          (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

          SECTION 2.05   Funding of Borrowings.
                         ---------------------

          (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request or Competitive Bid Request.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.06   Interest Elections.
                         ------------------

          (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.07   Termination and Reduction of Commitments.
                         ----------------------------------------

          (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments
                         --------
shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the sum of the Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments.

          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of
                                      --------
the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          SECTION 2.08   Repayment of Loans; Evidence of Debt.
                         ------------------------------------

          (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.09   Prepayment of Loans.
                         -------------------

          (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided that the Borrower shall
                                               --------
not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

          (b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided
                                                                     --------
that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accor-dance with Section 2.07. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and any payment required under Section 2.14.

          (c) The Borrower shall on the date, if any, specified in Section 6.07(f) repay Loans in the amounts and otherwise in all respects as provided in such Section.

          SECTION 2.10   Fees.
                         ----

          (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date hereof (or, if later, the date on which such Lender is committed hereunder) to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any
                            --------
Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on
                 --------
which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

          SECTION 2.11   Interest.
                         --------

          (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest
(i) in the case of a Eurodollar Revolving Loan, at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or
(ii) in the case of a Eurodollar Competitive Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

          (c) Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to
                                --------
paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12  Alternate Rate of Interest. If prior to the commencement
                        --------------------------
of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurodollar Competitive Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by the Borrower for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice
             --------
do not affect all the Lenders, then requests by the Borrower for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and
(B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

          SECTION 2.13  Increased Costs.
                        ---------------

          (a)  If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement, Eurodollar Loans or Fixed Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender, for such additional costs incurred or reduction suffered.

          (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to
                          --------
compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs
----------------
or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          (e) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

          SECTION 2.14  Break Funding Payments. In the event of (a) the payment
                        ----------------------
of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.15  Taxes.
                        -----

          (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be
                                  --------
required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent, each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Administrative Agent, each Lender and the Issuing Bank will, at the Borrower's expense, cooperate in good faith with the Borrower in any contest as to whether or not such Indemnified Taxes, Other Taxes, penalties, interest or expenses were correctly or legally imposed or asserted in the event such Indemnified Taxes, Other Taxes, penalties, interest or expenses were in the good faith judgment of the Administrative Agent, such Lender or the Issuing Bank, as the case may be, not legal or not correctly asserted. If in connection with such contest such Indemnified Taxes, Other Taxes, penalties, interest or expenses are refunded to the Administrative Agent, such Lender or the Issuing Bank, the Administrative Agent, such Lender or the Issuing Bank will pay such refund to the Borrower to the extent the Administrative Agent, such Lender or the Issuing Bank, determines in its sole discretion that such refund is attributable to any Indemnified Taxes, Other Taxes, penalties, interest or expenses paid by the Borrower and to the extent the Borrower has previously indemnified the Administrative Agent, such Lender or the Issuing Bank therefor pursuant to this
Section 2.17, net of expenses and without interest except any interest (net of taxes) included in such refund. The Borrower shall return such refund (together with any taxes, penalties or other charges) in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund. Notwithstanding the foregoing, nothing in this Section 2.17 shall be construed to (i) entitle the Borrower or any other Persons to any information determined by the Administrative Agent, any Lender or the Issuing Bank, in each case, in its sole discretion, to be confidential or proprietary information of the Administrative Agent, any Lender or the Issuing Bank, to any tax or financial information of the Administrative Agent, any Lender or the Issuing Bank or to inspect or review any books and records of the Administrative Agent, any Lender or the Issuing Bank, or (ii) interfere with the rights of the Administrative Agent, any Lender or the Issuing Bank to conduct its fiscal or tax affairs in such matter as it deems fit.
A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          SECTION 2.16  Payments Generally; Pro Rata Treatment; Sharing of Set-
                        -------------------------------------------------------
offs.
----

          (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except that payments pursuant to Sections 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans then due and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans; provided that (i) if any
                                                      --------
such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b) or 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.17  Mitigation Obligations; Replacement of Lenders.
                        ----------------------------------------------

          (a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower
                                              --------
shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

          SECTION 2.18  Extension of Commitments. The Commitments may be
                        ------------------------
extended in the manner set forth in, and subject to the conditions contained in, this Section 2.18. If the Borrower wishes to request an extension of the Commitments, it shall give notice to that effect to the Administrative Agent not less than 30 nor more than 60 days prior to the Maturity Date, whereupon the Administrative Agent shall promptly notify each of the Lenders of such request. Each such extension of Commitments shall be effective only with respect to each Lender which, by written notice (a "Continuation Notice") to the Borrower and
                                    -------------------
the Administrative Agent given no earlier than 30 days prior to the Maturity Date, consents to such extension (each Lender which has given a Continuation Notice being a "Continuing Lender", and each Lender other than a Continuing
                -----------------
Lender being a "Non-Continuing Lender"). The Commitments of each Continuing
                ---------------------
Lender shall be extended for a period of 364 days from the effective date set forth in an Extension Agreement, in substantially the form of Exhibit C hereto, which has been duly completed and signed by the Borrower, the Administrative Agent and the Continuing Lenders parties thereto. Such Extension Agreement shall be executed and delivered no earlier than 30 days prior to the Maturity Date then in effect and the effective date set forth therein shall be no earlier than 29 days prior to the Maturity Date then in effect. No extension of the Commitments pursuant to this Section 2.18 shall be legally binding on any party hereto unless and until such party executes and delivers a counterpart of such Extension Agreement. The Commitment of each Non-Continuing Lender (to the extent such Lender has not assigned its Commitment to a Continuing Lender) shall terminate on the Maturity Date prior to giving effect to the Borrower's extension hereunder; and the Borrower shall pay, for the account of each such Non-Continuing Lender on such Maturity Date, the amounts then due and payable to such Non-Continuing Lender pursuant to this Agreement. No Lender shall have any obligation to extend its Commitment in the event of such a request by the Borrower hereunder.

                                  ARTICLE III
                        Representations and Warranties
                        ------------------------------

          The Borrower represents and warrants to the Lenders that:

          SECTION 3.01  Organization; Powers.  Each of the Borrower and its
                        --------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02  Authorization; Enforceability. The Transactions
                        -----------------------------
affecting the Borrower are within the Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03  Governmental Approvals; No Conflicts.  The Transactions
                        ------------------------------------
affecting the Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Contractual Obligation or applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 3.04  Financial Condition; No Material Adverse Change.
                        -----------------------------------------------

          (a) Olin has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended December 31, 1996 and December 31, 1997 reported on and audited by KPMG Peat Marwick LLP, independent public accountants, and (ii) as of and for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, certified by its chief financial officer.
 The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended December 31, 1996 and December 31, 1997, reported on and audited by KPMG Peat Marwick LLP, independent public accountants, and (ii) as of and for the nine-month period ended September 30, 1998, certified by its chief financial officer. All of the foregoing financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

          (b) All financial statements delivered pursuant to clause (a) above, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. The Borrower and its Subsidiaries do not have any material Guarantee obligations, contingent liabilities and liabilities for Taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this Section 3.04.

          (c) Since September 30, 1998, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and its Subsidiaries.

          SECTION 3.05   Properties.
                         ----------

          (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.06   Litigation and Environmental Matters.
                         ------------------------------------

          (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) the reasonably anticipated outcome of which would, individually or in the aggregate, result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a

Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) has become subject to any Environmental Liability, (iii) has received notice of any Environmental Claim or (iv) knows of any basis for any Environmental Liability.

          (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

          SECTION 3.07   Compliance with Laws and Agreements.  Each of the
                         -----------------------------------
Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.08   Investment and Holding Company Status.  Neither the
                         -------------------------------------
Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09   Taxes.  Each of the Borrower and its Subsidiaries has
                         -----
timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10   ERISA.  No ERISA Event has occurred or is reasonably
                         -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.11   Disclosure. The Borrower has disclosed to the Lenders
                         ----------
all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum, the Form 10 nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to
                                            --------
projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12   Year 2000.  The Company's disclosure in the Form 10,
                         ---------
under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - - Year 2000 Computer Systems", does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          SECTION 3.13   No Default.  Neither the Borrower nor any of its
                         ----------
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 3.14   Federal Regulations.  No part of the proceeds of any
                         -------------------
Loans will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect that would cause the Loans to be in violation of the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of Form FR G-3 or Form FR U-1, as applicable, referred to in Regulation U.

          SECTION 3.15   Labor Matters.  Except as, in the aggregate, could not
                         -------------
reasonably be expected to have a Material Adverse Effect, there are no strikes or other labor disputes against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened.

          SECTION 3.16   Options.   There are no outstanding subscriptions,
                         -------
options, warrants, calls, rights or other agreements or commitments (other than (i) stock options granted to employees or directors and directors' qualifying shares, and including options granted to employees of Olin and the Company as part of the Spin-Off and (ii) customary shareholders rights plans in effect from time to time) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except as created by the Loan Documents.

          SECTION 3.17   Insurance.  The Borrower has for itself and its
                         ---------
Subsidiaries insurance from financially sound and reputable insurers or maintains with such insurers valid and collectible insurance with respect to their respective assets and businesses which is required to be obtained and maintained by it pursuant to Section 5.05 hereof.


                                  ARTICLE IV
                                  Conditions
                                  ----------

          SECTION 4.01   Loans to Olin.  The obligations of the Lenders to make
                         -------------
Loans to Olin shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Cravath, Swaine & Moore, counsel for Olin and the Company, (ii) Hunton and Williams, special Virginia counsel for Olin and the Company, and (iii) the General Counsel for Olin and the Company, covering the matters set forth in Exhibit B, and covering such other matters relating to the Borrower, this Agreement or the Transactions as the Required Lenders shall reasonably request. Each of Olin and the Company hereby requests each of such counsel to deliver such opinions.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of Olin and the Company, the authorization of the Transactions and any other legal matters relating to Olin and the Company, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) All governmental and third party approvals necessary in connection with the Transaction, the continuing operations of the Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Transaction or the financing contemplated hereby.

          (e) The Administrative Agent shall have received a certificate, dated the Effective Date, with respect to Olin, and signed by the President, a Vice President or a Financial Officer of Olin, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.03, as to Olin.

          (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, as to Olin, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (g) The Administrative Agent shall have received, and shall be satisfied with such financial, business and other information regarding the Company and its Subsidiaries relating to the Spin-Off as it shall have reasonably requested, including, without limitation, all matters related to insurance, ERISA, labor, intellectual property, taxes and environmental liabilities relating to the Company and its subsidiaries as it may have requested; it being understood that all of the matters described with particularity in the Form 10 with respect to the Spin-Off are, to the extent, and only to the extent, described therein, satisfactory to the Administrative Agent.

The Administrative Agent shall notify Olin and the Lenders of the Olin Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans to Olin shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on February 28, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02   Loans to the Company.  The obligations of the Lenders
                         --------------------
to make Loans to the Company shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a)  The Spin-Off (other than the Distribution) shall have occurred.

          (b) The Administrative Agent shall have received a certificate, dated the Effective Date with respect to the Company and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraph (a) of Section 4.03.

          (c) At least one Business Day shall have elapsed since the last borrowing (if any) by Olin hereunder.

Upon completion of the conditions set forth in paragraphs (a), (b) and (c) of this Section 4.02, all rights, liabilities and obligations of Olin under this Agreement will automatically, and without further act of the parties hereto, be assigned and delegated to the Company, and the Company will automatically assume all such rights, liabilities and obligations in full, including without limitation the obligation to pay the principal of and all interest on any outstanding Loans hereunder, all fees and all other amounts from time to time owing hereunder, whether such Loans shall have been made, or such interest, fees or other amounts shall have accrued, prior to or after the date of such assumption and (ii) Olin will be automatically released from any and all obligations, claims and liabilities whatsoever, whether paid or unpaid, accrued or unaccrued, known or unknown, fixed or contingent, or otherwise, under this Agreement or arising in connection herewith and on any Loans hereunder, and from and after such time the Company will be the "Borrower" and sole obligor hereunder.

The Administrative Agent shall notify the Lenders of the Company Closing Date, and such notice shall be conclusive and binding.

          SECTION 4.03   Each Credit Event.  The obligation of each Lender to
                         -----------------
make a Loan on the occasion of any Borrowing, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of the Borrower set forth in this Agreement (including, without limitation, those set forth in Sections 3.04(c) and 3.06) shall be true and correct on and as of the date of such Borrowing.

          (b) At the time of and immediately after giving effect to such Borrowing no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.


                                   ARTICLE V
                             Affirmative Covenants
                             ---------------------

          Subject to Section 6.13, until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01   Financial Statements; Ratings Change and Other
                         ----------------------------------------------
Information. The Borrower will furnish to the Administrative Agent and each
-----------
Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG Peat Marwick LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under (i) clause (a) or (b) above, a certificate of a Financial Officer of the Borrower
(A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (B) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12(a) and (b), and (C) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (ii) clause (a) above, a certificate of a Responsible Officer of the Borrower containing a list of Subsidiaries of the Borrower as of such date, along with a list of each new Subsidiary acquired or formed, and each Subsidiary dissolved or liquidated, since the last such certification;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

          (f) promptly after Moody's or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and

          (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02   Notices of Material Events.  The Borrower will furnish
                         --------------------------
to the Administrative Agent and each Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Subsidiaries, the reasonably anticipated outcome of which would result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $10,000,000; and

          (d) the commencement of, or any material development in, any action, suit, proceeding or investigation affecting the Borrower or any of its Subsidiaries or any of their respective properties before any arbitrator or Governmental Authority, in which the amount of any claim, damage, penalty or fine asserted against the Borrower or its Subsidiaries that the Borrower reasonably determines is not covered by insurance is $15,000,000 or more;

          (e) the occurrence of one or more of the following, to the extent that any of the following, if adversely determined, could reasonably be expected to result in liability to the Borrower or any of its Subsidiaries in excess of $7,500,000 or a fine or penalty in excess of $2,500,000: (i) written notice, claim or request for information to the effect that the Borrower or any of its Subsidiaries is or may be liable in any material respect to any Person as a result of the presence of or the Release or substantial threat of a material Release of any Hazardous Materials into the environment; (ii) written notice that the Borrower or any of its Subsidiaries is subject to investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the presence or to the Release or substantial threat of a material Release of any Hazardous Materials into the environment; (iii) written notice that any property, whether owned or leased by, or operated on behalf of, the Borrower or any of its Subsidiaries is subject to a material Environmental Lien;
(iv) written notice of violation to the Borrower or any of its Subsidiaries of any Environmental Laws or Environ mental Permits; or (v) commencement or written threat of any judicial or administrative proceeding alleging a violation of any Environmental Laws or Environmental Permits;

          (f) upon written request by Administrative Agent, a report providing an update of the status of each environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to clause (e) above and any other environmental, health and safety compliance obligation, remedial obligation or liability that could reasonably be expected to have a Material Adverse Effect (all such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or Remedial Action and the Borrower's or such Subsidiary's response thereto);

          (g) prompt notice of any event or condition that would cause the representation contained in Section 3.12 to be false, and such other information regarding the year 2000 and the effect thereof on the Borrower as the Administrative Agent shall reasonably request; and

          (h) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03   Existence; Conduct of Business.  The Borrower will,
                         ------------------------------
and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit
                                --------
any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

          SECTION 5.04   Payment of Obligations.  The Borrower will, and will
                         ----------------------
cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.05   Maintenance of Properties; Insurance.  The Borrower
                         ------------------------------------
will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

          SECTION 5.06   Books and Records; Inspection Rights.  The Borrower
                         ------------------------------------
will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.07   Compliance with Laws.  The Borrower will, and will
                         --------------------
cause each of its Subsidiaries to, comply with all Contractual Obligations and laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.08   Use of Proceeds.  The proceeds of the Loans will be
                         ---------------
used only for general corporate purposes, including negotiated acquisitions. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

          SECTION 5.09   Environmental Laws.  The Borrower will, and will
                         ------------------
cause each of its Subsidiaries to (a) comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of the Governmental Authorities regarding Environmental Laws.

                                  ARTICLE VI
                              Negative Covenants
                              ------------------

          Subject to Section 6.13, until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01   Indebtedness.  The Borrower will not permit any
                         ------------
Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing on the date hereof and set forth in Schedule
6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

          (b) Indebtedness to the Borrower or any other Subsidiary;

          (c) Guarantees of Indebtedness of the Borrower or any other
Subsidiary;

          (d) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that such
                                                   --------
Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement;

          (e) Indebtedness as an account party in respect of trade letters of credit;

          (f) Indebtedness of Receivables Subsidiaries arising pursuant to Permitted Accounts Receivable Securitizations in an aggregate principal amount not to exceed $100,000,000; and

          (g) other Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding.

          SECTION 6.02   Liens.  The Borrower will not, and will not permit any
                         -----
Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a) Permitted Encumbrances;

          (b) any Lien on any property or asset of the Borrower or any Subsidiary set forth in Schedule 6.02; provided that (i) such Lien shall not
                                       --------
apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien
                                                    --------
is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary , as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and
(iii) such

Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such security interests
                                   --------
secure Indebtedness permitted by clause (d) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 80% of the cost of acquiring, constructing or improving such fixed or capital assets and
(iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

          (e) Liens on Accounts Receivable and other assets of any Receivables Subsidiary arising in connection with any Permitted Accounts Receivable Securitization; and

          (f) Liens securing other Indebtedness of the Borrower and its subsidiaries not expressly permitted by clauses (a) through (e) above; provided
                                                                       --------
that the aggregate amount of Indebtedness secured by Liens permitted by this clause (f) does not at any time exceed $30,000,000 in the aggregate.

          SECTION 6.03   Fundamental Changes.    The Borrower will not, and
                         -------------------
will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Person other than the Borrower may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary, and the Borrower may sell, transfer, lease or otherwise dispose of its assets to any Subsidiary, (iv) Dispositions otherwise permitted by Section
6.07 shall be permitted and (v) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

          SECTION 6.04   Hedging Agreements.  The Borrower will not, and will
                         ------------------
not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          SECTION 6.06   Restricted Payments.  The Borrower will not, and will
                         -------------------
not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided that the Borrower and
                                                -------- ----
its Subsidiaries may make any Restricted Payment which, together with all other Restricted Payments made by all Persons pursuant to this proviso since the date hereof would not exceed the sum of (x) $65,000,000 plus (y) 50% of the cumulative Consolidated Net Income of the Company for the period (taken as one accounting period) since the date hereof through the last day of the fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a), and provided further that (i) the Borrower may declare and pay
             -------- -------
dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) the Distribution shall be permitted, so long as the Company Closing shall have previously occurred.

          SECTION 6.06   Transactions with Affiliates. The Borrower will not,
                         ----------------------------
and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates except (a) at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.05 and (d) the transactions specified in the Spin-Off Documents.

          SECTION 6.07   Disposition of Property.  The Borrower will not, and
                         -----------------------
will not permit any of its Subsidiaries to, directly or indirectly dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale of inventory in the ordinary course of business;

          (c) Dispositions permitted by Section 6.03;

          (d) the sale or issuance of any Subsidiary's Capital Stock to the Borrower or any Subsidiary;

          (e) sales of Accounts Receivable pursuant to a Permitted Accounts Receivable Securitization; provided that the aggregate principal amount of such
                           -------- ----
financings shall not at any time exceed $100,000,000; and

          (f) any other Dispositions by such Persons of property for cash or cash equivalents or other readily marketable publicly traded securities at not less than its fair market value or for other property of an equal or greater value than the property Disposed of (including, without limitation, joint venture interests, seller's notes or other securities), as determined in good faith by the Board of Directors of the Borrower or a duly authorized committee thereof at the time of such Disposition; provided that on each occasion that a
                                         -------- ----
Prepayment Event occurs, the Borrower will on the date of such Prepayment Event apply an amount equal to 100% of the Net Proceeds thereof in excess of $50,000,000 to prepay the Loans outstanding hereunder and under the Five-Year Facility, ratably in accordance with the respective principal amounts outstanding hereunder and under the Five-Year Facility.

          SECTION 6.08   Payments and Modifications of Certain Debt Instruments.
                         ------------------------------------------------------
The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, (a) make or offer to make any optional payment, prepayment, repurchase or redemption of or otherwise optionally defease or segregate funds with respect to any Subordinated Indebtedness (other than interest payments expressly required by the terms thereof), (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any other Subordinated Indebtedness (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee or that otherwise would not adversely affect the interests of the Lenders in any manner).

          SECTION 6.09   Sales and Leasebacks.  The Borrower will not, and will
                         --------------------
not permit any of its Subsidiaries to, enter into any arrangement providing for the leasing to the Borrower, or any of its Subsidiaries of real or personal property that has been or is to be (a) sold or transferred by the Borrower or any of its Subsidiaries or (b) constructed or acquired by a third party in anticipation of a program of leasing to the Borrower, or any of its Subsidiaries (any such transaction, a "Sale-Leaseback"); provided that Sale-
                                       --------------    -------- ----
Leasebacks by all such Persons of property having a fair market value not to exceed $50,000,000 in the aggregate since the date hereof shall be permitted.

          SECTION 6.10   Changes in Fiscal Periods.  The Borrower will not, and
                         -------------------------
will not permit any of its Subsidiaries to, directly or indirectly permit the fiscal year of the Borrower to end on a day other than December 31.

          SECTION 6.11   Lines of Business.  The Borrower will not, and will not
                         -----------------
permit any of its Subsidiaries to, directly or indirectly enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

          SECTION 6.12   Financial Covenants.
                         -------------------

          (a) Consolidated Leverage Ratio.  The Borrower will not permit the
              ---------------------------
Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed 3.5:1.0.

          (b) Consolidated Interest Coverage Ratio.  The Borrower will not
              ------------------------------------
permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 3.0:1.0.

          SECTION 6.13   Olin Affirmative and Negative Covenants.
                         ---------------------------------------
Notwithstanding Article V and the other Sections of this Article VI, at all times prior to the Company Closing Date, the provisions of Article V hereof shall be the same as section 5.01 of the Olin Credit Agreement and the provisions of the other Sections of this Article VI shall be the same as section
5.02 of the Olin Credit Agreement, such sections of the Olin Credit Agreement being set forth in Exhibit D and incorporated herein by reference, and the capitalized terms used in Exhibit D shall have the same meaning for purposes of this Section 6.13 as in the Olin Credit Agreement; provided that the terms
                                                   -------- ----
"Borrower"and "Agreement" in such Exhibit D shall mean the Borrower and this Agreement, as used, respectively, in this Agreement; the term "Advance" in such Exhibit D shall mean the Loans and issuances of Letters of Credit as used hereunder; "Lenders" as used in Exhibit D shall mean the Lenders and Issuing Bank as used hereunder; "Majority Lenders" as used in Exhibit D shall mean the Required Lenders hereunder; and the words "herein", "hereof" and "hereunder", and words of similar import, used in such Exhibit D shall be construed to refer to this Agreement.

                                  ARTICLE VII
                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made; provided that any such representation or warranty made or deemed made by or on
-------- ----
behalf of Olin or any Subsidiary of Olin that is not a Subsidiary of the Company shall not be the basis for an Event of Default subsequent to the Company Closing Date (without limiting the consequences of such representation or warranty to any other representations, covenants or provisions of this Agreement);

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower's existence) or 5.08 or in Article VI;

          (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness
          --------
that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or
(vi) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

          (m)  a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII

      The Administrative Agent, Syndication Agent and Documentation Agent
      -------------------------------------------------------------------

          In order to expedite the transactions contemplated by this Agreement, each of the Lenders hereby irrevocably appoints the Administrative Agent, the Syndication Agent and the Documentation Agent (collectively, the "Agents") as
                                                                  ------
its agent and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to each Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

          Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and each such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

          The Syndication Agent and the Documentation Agent, in their capacities as such, shall have no duties, obligations or liabilities of any kind hereunder. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing,
(a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity and (d) the Administrative Agent will upon becoming aware of the occurrence of a Default give notice of such Default to each Lender. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01   Notices.  Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a)  if to Olin at:

               501 Merritt 7
               P.O. Box 4500
               Norwalk, Connecticut 06851-4500
               Tel:  203-750-2610
               Fax: 203-750-3231
               Attention: Treasurer

               with a copy to:

               501 Merritt 7
               P.O. Box 4500
               Norwalk, Connecticut 06851-4500
               Tel:  203-750-3126
               Fax: 203-750-3018
               Attention: Secretary

          (b)  If to the Company, at:

               501 Merritt 7
               P.O. Box 5204
               Norwalk, Connecticut 06856-5204
               Tel:  203-229-3881
               Fax: 203-229-3162
               Attention: Treasurer

               with a copy to:

               501 Merritt 7
               P.O. Box 5204
               Norwalk, Connecticut 06856-5204
               Tel:  203-229-2683
               Fax: 203-229-3292
               Attention: Secretary

          (c)  if to the Administrative Agent, to:

               The Chase Manhattan Bank
               Loan and Agency Services Group
               One Chase Manhattan Plaza, 8th Floor
               New York, New York 10081
               Attention of Dan Fischer
               (Telecopy No. 212-582-5777)

               with a copy to:

               The Chase Manhattan Bank
               270 Park Avenue
               New York 10017
               Attention of Leland A. Harrs
               (Telecopy No.212-270-7935);

          (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02   Waivers; Amendments.
                         -------------------

          (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no
                                                               --------
such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or
             ----------------
otherwise affect the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent.

          SECTION 9.03   Expenses; Indemnity; Damage Waiver.
                         ----------------------------------

          (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of counsel for the Administrative Agent or such Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

          (b) The Borrower shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from,
                 ----------
any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee
arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided
                                                                    --------
that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04   Successors and Assigns.
                         ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that, other than as part of the Company Closing, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i)
                                                          --------
except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall in any case not be unreasonably withheld; it being understood that it is not unreasonable to withhold consent with respect to any proposed assignment to any financial institution having net capital and surplus of less than $1,000,000,000 or senior, unsecured, long-term indebtedness for borrowed money with a credit rating of less than A-), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 and after giving effect thereto, the assigning Lender must have Commitments and Loans aggregating at least $5,000,000, unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise
                   ----------------
required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (1) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (2) except as set forth in (1) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under this Agreement, any Loan Document or any other instrument or document furnished pursuant hereto, (3) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (4) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.04 or delivered pursuant to Section 5.01 and such other documents and information as it has been deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (5) such assignee will independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (6) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto, and (7) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                               --------
conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and
             -----------
obligations under this Agreement (including all or a
portion of its Commitment and the Loans owing to it); provided that (i) such
                                                      --------
Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may
                                 --------
provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05   Survival.  All covenants, agreements, representations
                         --------
and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06   Counterparts; Integration; Effectiveness.  This
                         ----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07   Severability.  Any provision of this Agreement held
                         ------------
to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08   Right of Setoff.  If an Event of Default shall have
                         ---------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09   Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.
-------

          (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
                         --------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11   Headings.  Article and Section headings and the Table
                         --------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12   Confidentiality.  Each of the Administrative Agent and
                         ---------------
the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means
                                                            -----------
all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received
                            --------
from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13   Interest Rate Limitation.  Notwithstanding anything
                         ------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the
                                                     -------
maximum lawful rate (the "Maximum Rate") which may be contracted for, charged,
                          ------------
taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                         OLIN CORPORATION


                         By: /s/ Janet M. Pierpont
                            --------------------------------------
                               Name:  Janet M. Pierpont
                               Title: Vice President and Treasurer


                         ARCH CHEMICALS, INC.


                         By: /s/ Sarah A. O'Connor
                            ------------------------------------
                               Name:  Sarah A. O'Connor
                               Title: Vice President and Assistant Secretary


                         THE CHASE MANHATTAN BANK,
                         individually and as Administrative Agent,


                         By: /s/ Laurie B. Perper
                            ---------------------------------------
                               Name:  Laurie B. Perper
                               Title: Vice President


                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                         individually and as Syndication Agent,


                         By: /s/ Eileen C. Higgins
                            --------------------------------------
                               Name:  Eileen C. Higgins
                               Title: Vice President

                         WACHOVIA BANK, N.A.,
                         individually and as Documentation Agent,


                         By: /s/ John C. Coffin
                            ----------------------------------------
                               Name:  John C. Coffin
                               Title: Senior Vice President


                         THE BANK OF NEW YORK


                         By: /s/ Kenneth P. Sneider, Jr.
                            ------------------------------------
                               Name:  Kenneth P. Sneider, Jr.
                               Title: Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By: /s/ Tom Dao
                            ------------------------------------------
                               Name:  Tom Dao
                               Title: Corporate Banking Officer


                         FIRST UNION NATIONAL BANK


                         By: /s/ James J. McKenna
                            ------------------------------------------
                               Name:  James J. McKenna
                               Title: Executive Vice President


                         FLEET NATIONAL BANK


                         By: /s/ Barbara Agostini Keegan
                            ----------------------------------
                               Name:  Barbara Agostini Keegan
                               Title: Vice President

                         SUNTRUST BANK, ATLANTA


                         By: /s/ W. David Wisdom
                            ----------------------------------
                               Name:  W. David Wisdom
                               Title: Group Vice President

                         By: /s/ Laura G. Harrison
                            ------------------------------------
                               Name:  Laura G. Harrison
                               Title: Assistant Vice President


                         ABN AMRO BANK N.V.


                         By: /s/ George Dugan
                            --------------------------------------
                               Name:  George Dugan
                               Title: Vice President

                         By: /s/ Patricia Christy
                            -----------------------------------------
                               Name:  Patricia Christy
                               Title: Corporate Banking Officer


                         BBL INTERNATIONAL (U.K.) LIMITED


                         By: /s/ C.F. Wright
                            -----------------------------------------
                               Name:  C.F. Wright
                               Title: Authorised Signatory

                         By: /s/ M. E. Eertmans
                            -----------------------------------------
                               Name: M. E. Eertmans
                               Title:   Authorised Signatory


                         PNC BANK, NATIONAL ASSOCIATION


                         By: /s/ Donald V. Davis
                            ----------------------------------------
                               Name: Donald V. Davis
                               Title:   Vice President

                               STATE STREET BANK AND TRUST COMPANY


                                      By: /s/ Monica M. Sheehan
                                          ---------------------
                                          Name: Monica M. Sheehan
                                          Title: Vice President

                                                                   Schedule 2.01
                                                                   -------------

                                  Commitments
                                  -----------


Lender                                     Commitment
------                                     ----------

The Chase Manhattan Bank                  $ 15,000,000

Bank of America National Trust and
Savings Association                       $ 15,000,000

Wachovia Bank, N.A.                       $ 15,000,000

The Bank of New York                      $ 10,000,000

The First National Bank of Chicago        $ 10,000,000

First Union National Bank                 $ 10,000,000

Fleet National Bank                       $ 10,000,000

SunTrust Bank, Atlanta                    $ 10,000,000

ABN Amro Bank N.V.                        $  7,500,000

BBL International (U.K.) Limited          $  7,500,000

PNC Bank, National Association            $  7,500,000

State Street Bank and Trust Company       $  7,500,000
                                          ------------

Total                                     $125,000,000

                                                                   Schedule 3.06
                                                                   -------------


                       Disclosed Matters (Olin and Arch)
                       ---------------------------------

No matters other than those matters heretofore disclosed in the Form 10 or in Olin's Annual Report on Form 10-K for the year ended December 31, 1997 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1998

                                                                   Schedule 6.01
                                                                   -------------


                  Existing Indebtedness of Arch Subsidiaries
                  ------------------------------------------




                            Amount            Maturity
                            ------            --------

(i) Etoxyl (Venezuela)    $5,515,343          Monthly installments of
                                              $45,961 commencing April
                                              1, 1999 though 2009

(ii) Kimya (Turkey)       $1,675,000          September 3, 2000

(iii) Louisiana IDB/*/    $1,000,000          March 1, 2008




____________________

/*/ The Louisiana IDB is an obligation of Olin. It is listed as "Indebtedness" because it is secured by a lien on property to be transferred (subject to this lien) to Arch as part of the Spin-Off.

                                                                   Schedule 6.02
                                                                   -------------


                  Existing Liens of Arch and its Subsidiaries
                  -------------------------------------------

None, except liens in connection with the Louisiana IDB./ */



___________________

/*/ The Louisiana IDB is an obligation of Olin. It is listed as a "Lien" because it is secured by a lien on property to be transferred (subject to this lien) to Arch as part of the Spin-Off.

                                                                       EXHIBIT A


                           ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Credit Agreement dated as of January 27, 1999 (as amended and in effect on the date hereof, the "Credit Agreement"), among Arch Chemicals, Inc., Olin Corporation, the Lenders and Agents named therein and The Chase Manhattan Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

          The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Competitive Loans and Revolving Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

          This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Credit Agreement.

          This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:
Legal Name of Assignor:
Legal Name of Assignee:
Assignee's Address for Notices:
Effective Date of Assignment
("Assignment Date"):


=================================================================================================================================

                          Principal Amount As-                         Percentage Assigned of Facility/Commitment
                          signed (and identifying                      (set forth, to at least 8 decimals, as a
                          information as to                            percentage of the Facility and the
Facility                  individual Competitive Loans)                aggregate Commitments of all Lenders
--------                             -----------------                 thereunder)
                                                                       ---------
--------------------------------------------------------------------------------------------------------------------------------
Commitment Assigned:       $                                                                                %
--------------------------------------------------------------------------------------------------------------------------------
Revolving Loans:
--------------------------------------------------------------------------------------------------------------------------------
Competitive Loans:
================================================================================================================================

The terms set forth above and on the reverse side hereof are hereby agreed to:


                          [Name of Assignor]   , as Assignor
                          --------------------


                          By: ______________________________
                              Name:
                              Title:


                          [Name of Assignee]   , as Assignee
                          ---------------------


                          By: ______________________________
                              Name:
                              Title:

The undersigned hereby consent to the within assignment:


[Name of Borrower],                           The Chase Manhattan Bank,
                                              as Administrative Agent,


By: ______________________                    By:
__________________________
    Name:                                         Name:
    Title:                                        Title:

                                                                       EXHIBIT B

                      OPINION OF COUNSEL FOR THE BORROWER

                                           [Closing Date]

To the Lenders and the Administrative
 Agent Referred to Below
c/o The Chase Manhattan Bank, as
 Administrative Agent
270 Park Avenue
New York, New York 10017

Dear Sirs:

          We have acted as counsel for Arch Chemicals, Inc., a Virginia corporation ("Arch"), and Olin Corporation, a Virginia corporation ("Olin"; and
              ----                                                   ----
together with Arch, the "Loan Parties"), in connection with the (a) Five Year
                         ------------
Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Five Year Credit
                                                           ----------------
Agreement") among the Loan Parties, the lenders and agents party thereto and The
---------
Chase Manhattan Bank, as administrative agent for the lenders and (b) 364-Day Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "364-Day Credit
                                                           --------------
Agreement"; and together with the Five Year Credit Agreement, the "Credit
---------                                                          ------
Agreements") among the Loan Parties, the lenders and agents party thereto and
----------
The Chase Manhattan Bank, as administrative agent for the lenders. Terms defined in the Credit Agreements are used herein with the same meanings.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

          Upon the basis of the foregoing, we are of the opinion that:

          1. Each of the Loan Parties (a) is a corporation duly organized, validly existing and in good standing under the laws of Virginia/1/, (b) has all requisite power and authority to carry on its business as now conducted and
(c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

___________________________

/1/  Virginia counsel opinion

          2. The Transactions are within each Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. The Credit Agreements and promissory notes issued pursuant thereto have been duly executed and delivered by each Loan Party which is a party thereto and each constitutes a legal, valid and binding obligation of each Loan Party which is a party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          3. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of either Loan Party or any of their respective Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon either Loan Party or any of their respective Subsidiaries or their assets, or give rise to a right thereunder to require any payment to be made by either Loan Party or any of their respective Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of either Loan Party or any of their respective Subsidiaries.

          4. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to our knowledge, threatened against or affecting either Loan Party or any of their respective Subsidiaries (a) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (other than the Disclosed Matters) or (b) that involve the Credit Agreements or the Transactions.

          5. No Loan Party nor any of their respective Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          We are members of the bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the Federal laws of the United States of America. This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders) without our prior written consent.

                                   Very truly yours,

                                                                       EXHIBIT C

                              EXTENSION AGREEMENT
                              -------------------


Arch Chemicals, Inc.
501 Merritt 7
Norwalk, Connecticut 06856
Attention:  Treasurer

The Chase Manhattan Bank, as Administrative Agent
 under the 364-Day Credit Agreement referred to below
270 Park Avenue
New York, New York  10017
Attention: ______________

Gentlemen:

          Each undersigned Lender hereby agrees to extend, effective on [insert effective date, which shall be no more than 29 days prior to the existing Maturity Date] (the "Extension Date"), the Maturity Date under the 364-Day
                     --------------
Credit Agreement dated as of January 27, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "364-Day Credit
                                                           --------------
Agreement") among Arch Chemicals, Inc., Olin Corporation, the Lenders and agents
---------
party thereto and The Chase Manhattan Bank, as administrative agent for the Lenders, to _____________ [date which is 364 days from effective date of this Extension Agreement]. Terms defined in the 364-Day Credit Agreement are used herein as therein defined.

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


               [Remainder of this page intentionally left blank]

          This Extension Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                        [NAMES OF LENDERS]

                                   By:  ______________________
                                        Name:
                                        Title:


Agreed and accepted:

ARCH CHEMICALS, INC.

By: _______________________
    Name:
    Title:


THE CHASE MANHATTAN BANK, as Administrative Agent

By: ________________________
    Name:
    Title:

                                                                 EXHIBIT D

                             OLIN CREDIT AGREEMENT

                   AFFIRMATIVE COVENANTS, NEGATIVE COVENANTS
                               AND DEFINED TERMS



                              COMPOSITE CONFORMED COPY
                              As amended by (i) Letter dated April 11, 1995, effective May 1, 1995, (ii) Letter dated October 26, 1996, effective October 31, 1996, (iii) Third Letter Amendment dated and effective November 12, 1997 and (iv) Fourth Letter Amendment dated and effective November 12, 1997


                               U.S. $250,000,000

                               CREDIT AGREEMENT

                        Dated as of September 30, 1993

                                     Among

                               OLIN CORPORATION

                                  as Borrower
                                  -- --------

                                      and

                            THE BANKS NAMED HEREIN

                                   as Banks
                                   -- -----









9/30/93

                                   ARTICLE V

                           Covenants of the Borrower
                           -------------------------

          SECTION 5.01.  Affirmative Covenants.  So long as any Advance shall
                         ----------------------
remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Majority Lenders shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply, and cause each Subsidiary to
               --------------------------
     comply, with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith) the failure to comply with which would have a material adverse effect on the property, condition or operations (financial or otherwise) of the Borrower or the Borrower and the Subsidiaries taken as a whole.

          (b)  Ratio of EBIT to Debt Service.  Maintain, at all times, a ratio
               ------------------------------
     of EBIT to Debt Service of not less than 2.0 to 1.

          (c)  Consolidated Tangible Shareholders' Equity.  Maintain, at all
               -------------------------------------------
     times, a Consolidated Tangible Shareholders' Equity of not less than $400,000,000.

          (d)  [Intentionally left blank.]

          (e)  Insurance.  Maintain, and cause each Subsidiary to maintain,
               ----------
     insurance with reputable insurance companies or associations in such amount and covering such risks as the Borrower, in its good faith business judgment, believes necessary.

          (f)  ERISA.  And will ensure that each ERISA Affiliate will meet its
               ------
     minimum funding requirements and all of its other obligations under ERISA with respect to all of its Plans and satisfy all of its obligations to Multiemployer Plans, including any Withdrawal Liability, if the failure to do so would have a material adverse effect on the property, condition or operations of the Borrower or the Borrower and the Subsidiaries taken as a whole.

          (g)  Reporting Requirements.  Furnish to the Lenders:
               -----------------------

               (i) as soon as available and in any event within 60 days after the end of each of the first three quarters of each year, balance sheets of the Borrower and the Subsidiaries, on a consolidated basis, as of the end of such quarter and statements of income and retained earnings and cash flow of the Borrower and the Subsidiaries, on a consolidated basis, for the period commencing at the end of the previous year and ending with the end of such quarter, certified by the chief financial officer of the Borrower, subject to audit and year end adjustments;

               (ii) as soon as available and in any event within 120 days after the end of each year, a copy of the balance sheets of the Borrower and the Subsidiaries, on a consolidated basis, as of the end of such year and the statements of income and retained earnings and cash flow of the Borrower and the Subsidiaries, on a consolidated basis, for such year, certified by KPMG Peat Marwick or another independent nationally recognized firm of public accountants;

               (iii) as soon as possible and in any event within ten days after an officer of the Borrower becomes aware of the occurrence of each Event of Default (and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default), an Officer's Certificate setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

               (iv) contemporaneously with each delivery of the statements referred to in clauses (i) and (ii) above, (A) either an Officer's Certificate stating that no Event of Default (other than by reason of non-compliance with the covenants referred to in Sections 5.01(b), (c) and (d) and no event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default (other than by reason of non-compliance with the covenants referred to in Sections 5.01(b), (c) and (d)) occurred during such quarter or, if applicable, an Officer's Certificate pursuant to clause (iii) above, (B) an Officer's Certificate stating that, as of the last day of the preceding quarter, and to the best of his or her knowledge, at all times during the preceding quarter, the Borrower was in compliance with the covenants referred to in Sections 5.01(b), (c) and (d) and providing reasonable details of the calculations evidencing the Borrower's compliance with such covenants and (C) reasonable details of each material change in generally accepted accounting principles from those applied in preparing the statements referred to in Section 4.01(e) insofar as such changes are applicable to the statements referred to in clauses (i) and (ii) above;

               (v) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its shareholders, and copies of all reports and registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange (other than those pertaining to employee benefit plans); and

               (vi) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary as any Lender may from time to time reasonably request.

          SECTION 5.02.  Negative Covenants.  So long as any Advance shall
                         -------------------
remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Majority Lenders:

          (a)  Liens.  Create, assume or suffer to exist or permit any
               ------
     Subsidiary of the Borrower to create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except


                 (i) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings,

                 (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business,

                 (iii) Liens on property or assets of a Domestic Subsidiary to secure obligations of such Subsidiary to the Borrower or another Domestic Subsidiary,

                 (iv)   any Lien on property of any Foreign Subsidiary to secure
          Debt of such Subsidiary; provided, that, immediately after giving
                                   --------  ----
          effect thereto and to the concurrent repayment of any other Debt,
          Consolidated Secured Debt shall not exceed an amount equal to 8% of Consolidated Net Tangible Assets,

                 (v) subject to the further limitations of Sections 5.02(b) and (c), any Lien existing on any property of any corporation at the time it became a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Borrower or any Subsidiary through purchase, merger or consolidation or otherwise, whether or not assumed by the Borrower or such Subsidiary, or placed upon property at the time of acquisition by the Borrower or any Subsidiary to secure a portion of the purchase price thereof, provided
                                                                        --------
          that (A) any such Lien shall not encumber any other property of the Borrower or such Subsidiary, and (B) the aggregate principal amount of all Funded and Current Debt of all Subsidiaries secured by such Liens and by any Liens permitted by clauses (vi) and (viii) below plus, without duplication, the aggregate principal amount of all Funded and Current Debt of all Domestic Subsidiaries permitted by clause (ii) of
          Section 5.02(b) shall not exceed, at the time such corporation becomes a Subsidiary or at the time of acquisition of such property by a Subsidiary, or at the time of any renewal, extension or refunding of such Lien, as the case may be, and in each case immediately after giving effect thereto and to the concurrent repayment of any other Debt, an amount equal to 10% of Consolidated Net Tangible Assets, and further provided that the aggregate principal amount of all Funded and
          ------- --------
          Current Debt of the Borrower and of all Subsidiaries secured by liens permitted by clauses (iv), (v), (vi), and (viii) of this Section 5.02(a) shall not cause Consolidated Secured Debt to exceed 10% of the Consolidated Net Tangible Assets at the time of acquisition of such property by the Borrower or any Subsidiary or at the time such corporation becomes a Subsidiary or at the time such Funded or Current
          Debt is incurred by the Borrower or any Subsidiary or is renewed, extended or refunded,

               (vi) subject to the further proviso to clause (ii) of Section 5.02(b), any Lien renewing, extending or refunding any Lien permitted by clause (v) above, provided that the principal amount secured is not
                               --------
          increased and the Lien is not extended to other property,

               (vii) Liens incurred in connection with any Tax-Exempt Financing which do not in the aggregate materially detract from the value of the property or assets affected thereby or materially impair the use of such property or assets in the operation of its business,

               (viii) Liens on property or assets granted in connection with applications for or reimbursement obligations with respect to letters of credit issued at the request of the Borrower or a Subsidiary by a banking institution to secure the performance of obligations of the Borrower or a Subsidiary relating to such letters of credit, to the extent such banking institution requested the granting to it of such Lien as a condition for its issuance of the letter of credit; provided
                                                                        --------
          that immediately after giving effect thereto Consolidated Secured Debt shall not exceed an amount equal to 10% of Consolidated Net Tangible Assets, it being understood that solely for the purpose of calculating Consolidated Secured Debt under this Section 5.02(a) the entire face amount of each such letter of credit, whether or not any amount thereunder has been drawn down or is outstanding, shall constitute Consolidated Secured Debt, and

               (ix) Liens in favor of the Olin-DNT Limited Partnership, a Delaware limited partnership, or Air Products and Chemicals, Inc., a Delaware corporation, or any of their respective successors and assigns, securing obligations relating to lease agreements entered into with respect to a demonstration DNT plant and a commercial DNT plant as set forth in and pursuant to Precautionary Security Agreements to be filed and recorded in the appropriate records of Calcasieu Parish, Louisiana with respect to the property referred to therein, and with respect to real estate assets referred to therein not to exceed in the aggregate fifteen acres of Borrower's real estate, and extensions and renewals of such liens.

          (b)  Debt.  Create, incur, assume, guarantee or in any way become
               -----
     liable for any additional Funded Debt or create, incur, assume or suffer to exist any Current Debt, or permit any Subsidiary to do so, except

               (i) Funded Debt of the Borrower or any Foreign Subsidiary and Funded Debt of any Domestic Subsidiary of the type referred to in clause (ii) below if, immediately after giving effect thereto and to the concurrent repayment of any other Funded Debt, (A) Consolidated Senior Funded Debt shall not exceed an amount equal to 45% of Consolidated Net Tangible Assets, and (B) Consolidated Funded Debt shall not exceed an amount equal to 55% of Consolidated Net Tangible Assets, provided, however, that no Foreign
                                            --------  -------
          Subsidiary may create, incur, assume, guarantee or in any way become liable for any additional Funded Debt permitted by this clause (i) unless, immediately after giving effect thereto and to the concurrent repayment of any other Funded Debt, the aggregate principal amount of all Funded Debt of all Foreign Subsidiaries (other than any Funded Debt of a Foreign Subsidiary owing to any other such Subsidiary) shall not exceed $80,000,000, and further provided that the Borrower may not
                                      ------- --------
          guarantee (including in such term any other liability includible in any determination of Funded Debt of the Borrower) any Funded Debt of a Subsidiary if, after giving effect to such guarantee, the aggregate principal amount of all such Funded Debt so guaranteed would exceed, at any time outstanding, $50,000,000,

               (ii) Funded or Current Debt of any Domestic Subsidiary secured by Liens permitted by the provisions of clause (v) of Section 5.02(a) or unsecured and either issued or assumed by such Subsidiary in connection with payment to sellers of properties or businesses acquired by such Subsidiary or payable by such Subsidiary and outstanding at the time it became a Subsidiary, provided that no such
                                                          --------
          Subsidiary may create, incur, assume, guarantee or in any way become liable for any additional Funded or Current Debt permitted by this clause (ii) unless, immediately after giving effect thereto and to the concurrent repayment of any other Debt (A) the Debt limitations of clause (i) above will not thereby be violated, and (B) the aggregate principal amount of all Funded and Current Debt permitted by this clause (ii) plus, without duplication, the aggregate principal amount of all Funded and Current Debt of all Subsidiaries secured by Liens permitted by clauses (v) and (vi) of Section 5.02(a) shall not exceed an amount equal to 10% of Consolidated Net Tangible Assets, and further provided that no Funded or Current Debt permitted by this
          ----------------
          clause (ii) shall be extended or renewed or remain outstanding after its stated maturity,

               (iii) Current Debt of the Borrower or any Foreign Subsidiary, and

               (iv) Funded or Current Debt of any Domestic Subsidiary to the Borrower or any other Domestic Subsidiary.

          (c)  Mergers, Etc.  (i)  Merge or consolidate with or into any other
               ------------
     Person (other than a Subsidiary) or (ii) convey, transfer, lease or otherwise dispose of, or permit a Subsidiary to convey, transfer, lease, or otherwise dispose of, (whether in one transaction or in a series of related transactions) all or substantially all of the property or assets of the Borrower and its Subsidiaries taken as a whole (whether now owned or hereafter acquired), directly or indirectly, to any Person, including through a merger or consolidation of a Subsidiary with an unaffiliated party, unless, in each case of (i) or (ii), (A) after giving effect to such proposed transaction, no Event of Default or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default would exist, (B) the surviving or acquiring entity is a corporation organized under the laws of one of the United States and (C) the surviving or acquiring corporation if other than the Borrower, expressly assumes the performance of all the obligations of the Borrower under this Agreement and the Notes.

          (d)  [Intentionally Left Blank.]

          (e)  ERISA.  Create, assume or suffer to exist or permit any ERISA
               ------
     Affiliate to create, assume or suffer to exist (i) any Insufficiency of any Plan (or, in the case of a Plan with respect to which an ERISA Event described in clauses (iii) through (vi) of the definition of ERISA Event shall have occurred and then exist, the liability related thereto), in respect of which Plan an ERISA Event has occurred, or (ii) any Withdrawal Liability under any Multiemployer Plan, if the sum of (A) any such Insufficiency or Withdrawal Liability, as applicable, (B) the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or, in the case of a Plan with respect to which an ERISA Event described in clauses (iii) through (vi) of the definition of ERISA Event shall have occurred and then exist, the liability related thereto), (C) amounts then required to be paid to any and all other Multiemployer Plans by the Borrower or its ERISA Affiliates as Withdrawal Liability and (D) the aggregate principal amount of all Funded and Current Debt of the Borrower and all the Subsidiaries secured by Liens permitted by clauses (iv), (v) and (vi) of Section 5.02(a), shall exceed an amount equal to 10% of Consolidated Net Tangible Assets.


                       DEFINITIONS AND ACCOUNTING TERMS

     "A Advance" means an advance (other than a B Advance) by a Lender to the
      ---------
Borrower pursuant to Section 2.02(a), and refers to an Adjusted CD Rate Advance, a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Advance)
 ----

     "A Borrowing" means a borrowing consisting of A Advances of the same Type
      -----------
made on the same day by the Lenders.

     "A Note" means a promissory note of the Borrower payable to the order of
      ------
any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the A Advances made by such Lender.

     "Adjusted CD Rate Advance" means an A Advance which bears interest as
      ------------------------
provided in Section 2.06(b).

     "Advance" means an A Advance or a B Advance.
      -------

     "B Advance" means an advance by a Lender to the Borrower pursuant to the
      ---------
auction bidding procedure described in Section 2.02(b).

     "B Note" means a promissory note of the Borrower payable to the order of
      ------
any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a B Advance made by such Lender.

     "Base Rate Advance" means an A Advance which bears interest as provided in
      -----------------
Section 2.06(a).

     "Business Day" means a day of the year on which banks are not required or
      ------------
authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

     "Commitment" has the meaning specified in Section 2.01.
      ----------

     "Consolidated Funded Debt" shall mean all Funded Debt of the Borrower and
      ------------------------
its Subsidiaries, on a consolidated basis, outstanding at the time of any determination with respect thereto.

     "Consolidated Net Tangible Assets" shall mean the sum of (a) the value
      --------------------------------
stated on the books of the Borrower of the capital stock of all classes of the Borrower, (b) the amount of the consolidated surplus, whether capital or earned, of the Borrower and its Subsidiaries, and (c) Consolidated Funded Debt, less (i) repurchased shares, (ii) unamortized Debt discount and expense, goodwill, trademarks, brand names, patents and other intangible assets, other than unamortized Debt discount and expense, goodwill, trademarks, brand names, patents and other intangible assets which are included on the Borrower's consolidated balance sheet dated June 30, 1986, and (iii) any write-up of the value of any assets (other than an allocation of purchase price in an acquisition) after June 30, 1986; all as determined in accordance with generally accepted accounting principles.

     "Consolidated Secured Debt" means all Funded and Current Debt of the
      -------------------------
Borrower and its Subsidiaries, on a consolidated basis, outstanding at the time of any determination with respect thereto which is secured, directly or indirectly, by any Lien upon any property or assets of the Borrower or any Subsidiary.

     "Consolidated Senior Funded Debt" means all Funded Debt of the Borrower and
      -------------------------------
its Subsidiaries, on a consolidated basis, outstanding at the time cf any determination with respect thereto other than (i) any such Funded Debt which shall have been validly and effectively subordinated to the prior payment in full of all principal of, and interest on and all other amounts payable under, the Advances and the Notes by provisions in form and substance satisfactory to the Majority Lenders and (ii) the 9-1/2% Subordinated Notes due 1997 issued pursuant to the Indenture between the Borrower and Bankers Trust Company, as Trustee, dated as of February 1, 1987.

     "Consolidated Tangible Shareholders' Equity" means the sum of (a) the value
      ------------------------------------------
stated on the books of the Borrower of the capital stock of all classes of the Borrower and (b) the amount of the consolidated surplus, whether capital or earned, of the Borrower and its Subsidiaries, less (i) repurchased capital stock of all classes of the Borrower,
(ii) unamortized Debt discount and expense, goodwill, trademarks, brand names, patents and other intangible assets, other than unamortized Debt discount and expense, goodwill, trademarks, brand names, patents and other intangible assets which are included on the Borrower's consolidated balance sheet dated June 30, 1986, and (iii) any write-up of the value of any assets (other than an allocation of purchase price in an acquisition) after June 30, 1986; all as determined in accordance with generally accepted accounting principles.

     "Current Debt" means any obligation for borrowed money (and any notes
      ------------
payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money) payable on demand or within a period of one year from the date of the creation thereof; provided that any
                                                          ---------
obligation shall be treated as Funded Debt, regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of the creation of such obligation, or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement. Notwithstanding the foregoing, on each day prior to the Termination Date, Advances shall be deemed to be Current Debt if (i) the purpose for which such Advances are used is working capital and the Interest Period of such Advances does not exceed 270 days and (ii) for a period of at least 30 consecutive days within each rolling period of twelve consecutive calendar months prior to such day, the aggregate principal amount of Advances outstanding does not exceed the amount of additional Funded Debt which could then be incurred pursuant to
Section 5.02(b)(i).

     "Debt" means both Funded Debt and Current Debt.
      ----

     "Debt Service" means, as of any day, the sum of interest payable on, and
      ------------
amortization of debt discount in respect of, all Debt during the then most recently completed four consecutive quarters.

     "Domestic Subsidiary" shall mean any Subsidiary organized under the laws of
      -------------------
any State of the United States of America, substantially all of the assets of which are located, and substantially all of the business of which is conducted, in the United States of America.

     "EBIT" means, as of any day, the net income (or loss), excluding gains (or
      ----
losses) from extraordinary or unusual items, of the Borrower and the Subsidiaries on a consolidated basis, for the then most recently completed four consecutive quarters plus the sum of interest expense and amortization expense
                     ----
and provision for income taxes to the extent deducted in computing such net income or loss.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is
      ---------------
a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Event" means (i) the occurrence of a reportable event, within the
      -----------
meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations at a facility in the circumstances described in Section 4068(f) of ERISA; (iv) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the failure by the Borrower or any ERISA Affiliate to make a payment to a Plan required under Section 302(f)(1) of ERISA, which Section imposes a lien for failure to make required payments; (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which would constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan.

     "Eurodollar Rate Advance" means an A Advance which bears interest as
      -----------------------
provided in Section 2.06(c).

     "Events of Default" has the meaning specified in Section 6.01.
      -----------------

     "Foreign Subsidiary" shall mean any Subsidiary other than a Domestic
      ------------------
Subsidiary.

     "Funded Debt" means and includes without duplication,
      -----------

          (a) any obligation payable more than one year from the date of creation thereof, which under generally accepted accounting principles is shown on the balance sheet as a liability (excluding reserves for deferred income taxes and deferred incentive awards and other reserves to the extent that such other reserves do not constitute an obligation),

          (b) amounts equal to the aggregate net rentals (after making allowance for any interest, taxes or other expenses included therein), payable more than one year from the date of the creation thereof under any lease (whether or not such rentals accrue and become payable only on an annual or other periodic basis) which lease (i) constitutes the substantial equivalent of a purchase of the property subject to such lease, (ii) has an initial term materially less than the useful life of such property and provides that the lessee has the option to renew such lease for the remaining useful life of such property at a rental which at the inception of such lease appears to be substantially less than the fair rental value of such property, or (iii) provides an option to the lessee to acquire the property subject to such lease at a price which at the inception of such lease, appears to be substantially less than the probable fair value of such property at the time or times of permitted acquisition by the lessee.

          (c) non-recourse obligations secured by any Lien, if such obligations (were they recourse) would be Funded Debt,

          (d) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect) with respect to the Funded Debt, stock or dividends of any Person,

          (e) obligations under any contract providing for the making of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case in order to enable such Person, and such contract (or any related document) by its terms provides that its purpose is, to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses constituting Funded Debt,

          (f) obligations under any contract for the purchase of materials, supplies or other property if such contract (or any related document) requires that payment for such materials, supplies or other property shall be made regardless of whether or not delivery of such materials, supplies or other property is ever made or tendered,

          (g) obligations under any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor,

          (h) obligations under any contract for the sale or use of materials, supplies or other property if such contract (or any related document) requires that payment for such materials, supplies or other property, or the use thereof, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property) owed or to be owed to any Person, and

          (i) obligations under any other contract which, in economic effect, is substantially equivalent to a guarantee of Funded Debt of any Person and shall appear as a contingent liability on the consolidated balance sheet of the Borrower and its Subsidiaries or in any notes related thereto;

all as determined in accordance with generally accepted accounting principles, provided that, for the purpose of determining, at any time or from time to time
--------
under this definition, the amount of any guarantee, endorsement or contingent liability (which is not readily determinable in accordance with such generally accepted accounting principles) or the amount of any obligation under a contract, such amount shall be deemed, without duplication, to be equal to either (A) in the event that the liability of the obligor under such guarantee, endorsement, contingent liability or obligation is limited to a fixed or determinable monetary amount of indebtedness (either for borrowed money or of the character referred to in clause (ii) of Section 5.02(b)) in such monetary amount (expressed in dollars or, if in a currency other than dollars as converted into dollars in a manner approved by the Borrower's independent public accountants), or (B) in the event that such liability is not so limited, the full amount (or such lesser portion thereof as shall represent the obligor's proportionate commitment) of indebtedness (either for borrowed money or of the character referred to in clause (ii) of Section 5.02(b)) then owed by the Person whose obligations are being so guaranteed or endorsed, or by the Person with respect to whose obligations or dividends such obligor has a contingent liability or by the Person who is the obligee under any such contract, as the case may be.

     "Insufficiency" means, with respect to any Plan, the amount, if any, of its
      -------------
unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

     "Interest Period" means, for each A Advance comprising part of the same A
      ---------------
Borrowing, the period commencing on the date of such A Advance and ending the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be (a) in the case of a Base Rate Advance, up to 180 days, (b) in the case of an Adjusted CD Rate Advance, 30, 60, 90 or 180 days and (c) in the case of a Eurodollar Rate Advance, 1, 2, 3 or 6 months, in each case as the Borrower may select, upon notice received by the Lenders not later than 11:00 A.M. (New York City time) on
(i) the third Business Day prior to the first day of such Interest Period in the case of Eurodollar Rate Advances, (ii) the Business Day prior to the first day of such Interest Period in the case of Adjusted CD Rate Advances and (iii) the first day of such Interest Period in the case of Base Rate Advances; provided,
                                                                     ---------
however, that:
-------

          (A) the Borrower may not select any Interest Period which ends after the Termination Date;

          (B) Interest Periods commencing on the same date for A Advances comprising part of the same Borrowing shall be of the same duration; and

          (C) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day on such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the
                                                                --------
case of any Interest Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

     "Lenders" means the Banks listed on the signature pages hereof (until such
      -------
Bank shall have assigned or had assumed all interests hereunder as provided in Sections 7.02(a) or 2.04(c)) and each assignee or Assuming Bank that shall become a party hereto pursuant to Sections 7.02(a) or 2.04(c).

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or
      ----
charge of any kind (including any conditional sale or other title retention agreement, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Majority Lenders" means at any time Lenders owed at least 51% of the then
      ----------------
aggregate unpaid principal amount of the A Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least 51% of the Commitments.

     "Multiemployer Plan" means a multiemployer plan, as defined in Section
      ------------------
4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

     "Multiple Employer Plan" means a single employer plan, as defined in
      ----------------------
Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "Note" means an A Note or a B Note.
      ----

     "Officer's Certificate" means a certificate signed in the name of the
      ---------------------
Borrower by its President, one of its Vice Presidents, its Treasurer or its Controller.

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means a Single Employer Plan or a Multiple Employer Plan.
      ----

     "Single-Employer Plan" means a single employer plan, as defined in Section
      --------------------
4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

     "Subsidiary" means, as at any particular time, any corporation included as
      ----------
a consolidated subsidiary of the Borrower in the financial statements contained in the most recent report filed by the Borrower with the Securities and Exchange Commission on Form 10-K pursuant to the Securities Exchange Act of 1934, provided that, under then current regulations of the Securities and Exchange
--------
Commission, such corporation may continue to be so included as a consolidated subsidiary of the Borrower in any such annual report thereafter filed by the Borrower with the Securities and Exchange Commission.

     "Tax-Exempt Financing" means a transaction with a governmental unit  or
      --------------------
instrumentality which involves (i) the issuance by such governmental unit or instrumentality to Persons other than the Borrower or a Subsidiary of bonds or other obligations on which the interest is exempt from Federal income taxes under Section 103 of the Internal Revenue Code and the proceeds of which are applied to finance or refinance the cost of acquisition of equipment or facilities of the Borrower or any of its subsidiaries, and (ii) participation in the transaction by the Borrower or a Subsidiary in any manner permitted by this Agreement.

     "Termination Date" means (i) October 15, 2002 or (ii) any date to which the
      ----------------
Termination Date shall have been extended pursuant to Section 2.04(b); provided in each case of (i) and (ii), the earlier date on which the termination in whole of the Commitments occurs pursuant to Section 2.04(a) or 6.01.

     "Withdrawal Liability" shall have the meaning given such term under Part I
      --------------------
of Subtitle E of Title IV of ERISA.